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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 17, 1996


             Credit Suisse First Boston Mortgage Securities Corp.
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            (Exact name of registrant as specified in its charter)


    Delaware                      333-16145                    13-3320910
----------------------------     ----------------         ----------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
 of Incorporation)               File Number)             Identification No.)

11 Madison Avenue
New York, New York 10010                                          10010
------------------------                                  ----------------------
 (Address of Principal                                          (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code (212) 325-7537
                                                          --------------


                   CS First Boston Mortgage Securities Corp.
                               Park Avenue Plaza
                           New York, New York 10055

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         (Former name or former address, if changed since last report)


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                  Item 2.Acquisition or Disposition of Assets
                         ------------------------------------

Description of the Certificates and the Mortgage Loans

       Credit Suisse First Boston Mortgage Securities Corp. registered issuances of up to $300,000,000 principal amount of Conduit Mortgage and Manufactured Housing Contract Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-16145) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Preferred Mortgage Loan Trust 1996-2 (the "Trust") issued $280,000,000 in aggregate principal amount of its Preferred Mortgage Asset-Backed Certificates, Series 1996-2 (the "Certificates"), on December 17, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

       The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
                                                                     -------
4.2, dated as of December 1, 1996, among CS First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor") and T.A.R. Preferred Mortgage Corporation, a California corporation (the "Seller"), Advanta Mortgage Corp. USA, as servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Certificates consist of six classes of fixed rate certificates, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates (collectively, the "Class A Certificates"). In addition to the Class A Certificates the Trust will also issue two subordinate Classes of Certificates (the "Class B Certificates" and the "Class C Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

       The assets of the Trust consist primarily of a pool of fixed-rate, closed-end loans which are secured by mortgages on residential properties, which are generally subordinate (the "Mortgage Loans").

       Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates will be 6.43%, 6.32%, 6.39%, 6.62%, 6.96% and 7.18% per annum, respectively.

                                       2
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       The Class A-1 Certificates have an aggregate principal amount of
$80,200,000, the Class A-2 Certificates have an aggregate principal amount of $29,800,000, the Class A-3 Certificates have an aggregate principal amount of $43,700,000, the Class A-4 Certificates have an aggregate principal amount of $59,800,000, the Class A-5 Certificates have an aggregate principal amount of $16,300,000, and the Class A-6 Certificates have an aggregate principal amount of $50,200,000.

       As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 26, 1996 and the Prospectus Supplement dated December 9, 1996, filed pursuant to Rule 424(b)(2) of the Act on December 18, 1996.

                                       3
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Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
          --------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement dated December 9, 1996 between CS First Boston Mortgage Securities Corp. and Credit Suisse First Boston Corporation.

          4.1 Sale and Purchase Agreement, dated as of December 17, 1996 between T.A.R. Preferred Mortgage Corporation and CS First Boston Mortgage Securities Corp.

          4.2 Pooling and Servicing Agreement dated as of December 1, 1996, among CS First Boston Mortgage Securities Corp., T.A.R. Preferred Mortgage Corporation, Advanta Mortgage Corp. USA and Bankers Trust Company.

          10.1 Indemnification Agreement, dated as of December 9, 1996 among MBIA, T.A.R. Preferred Mortgage Corporation, Advanta Mortgage Corp. USA and CS First Boston Corporation.

          23.1 Consent of Coopers & Lybrand regarding financial statements of MBIA Insurance Company and their report.

                                       4
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                                   SIGNATURES


             Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                  SECURITIES CORP.
                    Registrant and on behalf of

                  PREFERRED MORTGAGE LOAN TRUST 1996-2
                  ------------------------------------



                             By:/s/ Joy Margioles
                                _________________________________________
                                Name: Joy Margioles
                                Title: Vice President


   Dated:  January 23, 1997

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.  DESCRIPTION
-----------  -----------
  1.1        Underwriting Agreement dated December 9,
             1996 between CS First Boston Mortgage
             Securities Corp. and Credit Suisse First
             Boston Corporation.

  4.1 Sale and Purchase Agreement, dated as of December 17, 1996 between T.A.R.
             Preferred Mortgage Corporation and CS
             First Boston Mortgage Securities Corp.

  4.2 Pooling and Servicing Agreement dated as of December 1, 1996, among CS First
             Boston Mortgage Securities Corp., T.A.R.
             Preferred Mortgage Corporation, Advanta
             Mortgage Corp. USA and Bankers Trust
             Company.

  10.1       Indemnification Agreement, dated as of
             December 9, 1996 among MBIA, T.A.R.
             Preferred Mortgage Corporation, Advanta
             Mortgage Corp. USA and CS First Boston
             Corporation.

  23.1       Consent of Coopers & Lybrand regarding
             financial statements of MBIA Insurance
             Company and their report.